EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 27, 2000, included in or incorporated by reference in Danaher Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm in this registration statement.


                                              /s/ Arthur Andersen LLP
                                                Arthur Andersen LLP

Baltimore, Maryland
August 14, 2000